Exhibit 10.4h


            AMENDMENT NO. 1 TO THE AMENDED AND RESTATED

             EMPLOYMENT AND INDEMNIFICATION AGREEMENT


      This Amendment No. 1 to the Amended and Restated Employment and Indemnification Agreement ("Agreement"), dated as of April 1, 1996, is made by and between MAXICARE HEALTH PLANS, INC., a Delaware corporation (the "Company"), and Eugene L. Froelich, an individual ("Executive") and is dated as of February 11, 1997.


                          R E C I T A L S


      WHEREAS, Executive presently serves as Executive Vice President - Finance and Administration and Chief Financial Officer of the Company pursuant to the Agreement, exerting particularly diligent efforts in such capacities on behalf of the Company;

      WHEREAS, the Company and the Executive have agreed to amend the Agreement to modify the terms of "Exhibit C-1" thereto relating to the Executive's "Performance Bonus" as such term is defined in
Section 4(c) of the Agreement; and

      NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the Company and Executive agree as follows:

      1. Section 4(c) of the Agreement is amended to provide that all references to Exhibit C-1 of the Agreement entitled the "Performance Bonus" are hereby deemed to refer to the "Amended and Restated Performance Bonus" attached hereto and made a part hereof as "Exhibit A".

      2. Except as expressly set forth herein, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

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      IN WITNESS WHEREOF, this Amendment  No.1 to the Agreement has been executed as of the date first above written


                                     MAXICARE HEALTH PLANS, INC.


                                     /s/ ALAN BLOOM
                                     --------------
                                         Alan Bloom



                                     EXECUTIVE

                                     /s/ EUGENE L. FROELICH
                                     -------------------------
                                         Eugene L. Froelich
                                      Executive Vice President
                                       Chief Financial Officer

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                             EXHIBIT A

              Amended and Restated Performance Bonus


      Executive's (hereinafter either Peter J. Ratican or Eugene L. Froelich as the case may be) annual Performance Bonus pursuant to
Section 4(b) of the Amendment No. 1, dated as of February 11, 1997, to the Amended and Restated Employment and Indemnification Agreement dated as of April 6, 1996 between the Company and the Executive (the "Amended Agreement") shall be based upon the Company's annual Pre-Tax Earnings during the term of the Amended Agreement computed in accordance with generally accepted accounting principles pursuant to the following:

      1. The first year (the fiscal year) shall commence on January 1, 1997 and each subsequent fiscal year on the anniversary date of the first year.

      2. "Pre-Tax Earnings" shall not include any items of either extraordinary income or extraordinary expense, as determined by the Company's independent auditors.

      3. "The Company," for the purposes of this bonus shall include Maxicare Health Plans, Inc. and all of its subsidiaries (whose financial statements are consolidated with those of the Company's), successors and assigns whether now existing or hereinafter created or acquired. In the event the Company, or a substantial portion thereof, is acquired by an unrelated entity, whether by a stock acquisition, purchase of assets or otherwise during the term of the Agreement, a good-faith allocation of the Pre-Tax Earnings of the Company during the applicable period for the purposes of this bonus shall be made by the Company and reviewed by the independent auditors for the Company. The Company, and any successor, shall keep its records in such a manner that the auditors will have the requisite information to be able to review such allocation.

      4. For any fiscal year, the Performance Bonus will only be granted if the Pre-Tax Earnings for such year exceeds $10,000,000.

      5. Executive will be entitled to the following percentages of the excess of Pre-Tax Earnings over $10,000,000:


           (a) 2% of that portion of the Pre-Tax Earnings which exceeds $10,000,000 by $5,000,000 or less (a maximum bonus of $100,000); plus

           (b) 2-1/2% of that portion of the Pre-Tax Earnings which exceeds $15,000,000 but not in excess of $20,000,000 of Pre-Tax Earnings (a maximum bonus of $125,000); plus

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           (c)   3% of that portion  of  the Pre-Tax Earnings which
                 exceeds $20,000,000.

      6.   The  aggregate  amount  of   the  Performance  Bonus  to
Executive shall not exceed $2,000,000 for any fiscal year.


Dated: February 11, 1997

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